                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2000

                             A.B. Watley Group Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-14897               13-3911867
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification Number)


40 Wall Street, New York, New York                            10005
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code 212-422-1100
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

         As previously reported in a Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2000, on November 22, 2000 A.B. Watley Group Inc. (the "Company") and E*TRADE Group, Inc. ("E*TRADE") entered into a Software License Agreement (the "Agreement"). Pursuant to the Agreement, E*TRADE licensed features of the Company's proprietary "Direct Access" trading software. The Company and E*TRADE will work together to create a customized trading product.

         The foregoing is a summary of certain material provisions of the Agreement. The summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as an Exhibit hereto. The Company is requesting confidential treatment from the Securities and Exchange Commission concerning certain of the provisions of the Agreement. Accordingly, certain provisions of the Agreement attached as an Exhibit have been redacted.

Item 7. Financial Statements and Exhibits.

         (c)(1) Software License Agreement, dated November 22, 2000, by and between A.B. Watley Group Inc. and E*TRADE Group, Inc.*

----------------------
*As redacted.  See Item 5.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         A.B. WATLEY GROUP INC.

Date: March 19, 2001                     By: /s/Anthony G. Huston
                                            --------------------------------
                                                Anthony G. Huston
                                                President

                                                                  EXHIBIT (c)(1)

                           SOFTWARE LICENSE AGREEMENT

         THIS SOFTWARE LICENSE AGREEMENT (the "Agreement") is entered into and made this 22nd day of November 2000, by and between A.B. Watley Group Inc., a Delaware corporation, whose principal office is located at 40 Wall Street, New York, New York 10005 ("Watley"), and E*TRADE Group, Inc., a Delaware corporation, whose principal office is located at 4500 Bohannon Drive, Menlo Park, California 94025 ("E*TRADE").

                               W I T N E S S E T H

         WHEREAS, Watley, through A.B. Watley, Inc. ("ABW"), its wholly-owned subsidiary, is engaged in the provision of real-time online financial brokerage services and comprehensive information about the securities markets through its proprietary trading systems; and

         WHEREAS, Watley has developed a proprietary computer software program known as "UltimateTrader II" that performs a variety of functions including (1) the display of market price quotations, news, and other information for analysis; (2) order entry, including the initiation and transmission of trading orders, position management, etc.; and (3) software server applications which provide permissioning, real-time and historical market prices and news to such computer software program; and

         WHEREAS, E*TRADE desires to license UltimateTrader II from Watley in order to provide higher quality brokerage services to certain of its existing and future clients; and

         WHEREAS, Watley desires to license UltimateTrader II to E*TRADE, upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained and intending to be legally bound hereby, Watley and E*TRADE hereby agree as follows:

1.       SCOPE OF LICENSE

                  (a) Upon the terms and conditions contained in this Agreement, Watley grants to E*TRADE and E*TRADE's Affiliates a limited exclusive, worldwide, revocable, license during the Term (as hereinafter defined) of this Agreement to use the Software (as hereinafter defined) on E*TRADE's and E*TRADE's Affiliate's servers and to sublicense the Software to, and make the Software available through E*TRADE's service offerings for use only by, Authorized Users. An "Authorized User" is an E*TRADE premier customer who has been sublicensed by E*TRADE to use the Software, is in fact using the Software, and who has executed a customer agreement with E*TRADE. An E*TRADE customer who no longer qualifies for premier treatment or does not use the

         Software in a given month is not an Authorized User. "E*TRADE Affiliates" shall mean any entity controlling or controlled by E*TRADE. The grant of license under this Section 1(a) includes the right to have specifically identified third party service providers use, access and, to the extent permitted by Section 7, modify, the Software for disaster recovery, interoperability, systems integration, maintenance and consulting purposes, as may be required by E*TRADE from time to time. As a condition of performing any such services for E*TRADE, each such third party service provider shall agree with E*TRADE to be bound by the same confidentiality provisions imposed upon E*TRADE hereunder. Watley shall be a third party beneficiary of such agreement. E*TRADE shall notify Watley in writing if it intends to utilize a third party service provider to provide any of the enumerated services to E*TRADE and will specifically identify the third party service providers in such notice.

                  (b) Except as otherwise provided in Section 7, the Software will be provided to E*TRADE in object and byte code form only.

                  (c) E*TRADE may make two (2) copies of the Software for archival or backup purposes. All archival and backup copies are subject to the provisions of this Agreement and all titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies.

                  (d) E*TRADE shall not, and shall not allow any third party to:
         (i) decompile, disassemble, or otherwise reverse engineer or attempt to reconstruct or discover any source code or underlying ideas or algorithms of the Software by any means whatsoever; (ii) remove any product identification, copyright or other notices; (iii) provide, lease, lend, use for timesharing or service bureau purposes or otherwise use or allow others to use the Software to or for the benefit of third parties; (iv) modify or create a derivative work of any part of the Software or incorporate the Software into or with other software for the purpose of creating a derivative work; or (v) store the Software on any computer, network, server or other device in a manner such that the Software can be readily accessed by anyone other than E*TRADE, E*TRADE's Affiliates or an Authorized User.

                  (e) Except as set forth below and unless this Agreement is terminated in accordance with its terms, ABW and Watley agree that for the eighteen (18) month period commencing with the date of this Agreement, it will not license the Software, or any modified version thereof, to any of the following entities: Fidelity, Ameritrade, Datek, Charles Schwab and T.D. Waterhouse. The foregoing limited exclusive license shall terminate if, one (1) year after the date of this Agreement, less than five thousand (5,000) Authorized Users have access to the Software as part of E*TRADE's service offerings.

                  (f) E*TRADE acknowledges and agrees that as between Watley and E*TRADE, Watley owns the Software (including the source code thereof) and the ideas, methods of operation, processes, know-how, and intellectual property rights, including without limitation, all patent, copyright, trade secret and trademark rights, associated therewith, as well as any and all derivative works related thereto and, other than as expressly set forth in this Agreement, E*TRADE further acknowledges and agrees that is has no interest whatsoever therein.

                  (g) After expiration of the Term, in the event that Watley receives any offer to license the Software to any third party, Watley shall provide E*TRADE with prior written notice of such offer, and E*TRADE shall have a thirty (30) day right to obtain the same license from Watley upon the same terms and conditions offered by such third party.

                  (h) Except as set forth herein, Watley reserves the right to license and support the Software in competition with E*TRADE. Subject to provisions of Section 1(e), Watley may make the Software or any succeeding product thereto available to ABW for the provision by ABW of services to its own client base. E*TRADE agrees not to engage in direct advertising comparing the Software provided to E*TRADE hereunder with Watley's Ultimate Trader II, provided that nothing herein shall prohibit E*TRADE from promoting its products and services without reference to Ultimate Trader II.

2.       DELIVERY, INSTALLATION, CUSTOMIZATION, AND ACCEPTANCE TESTING OF
         SOFTWARE.

                  (a) UltimateTrader II shall be customized by Watley for E*TRADE in accordance with the deliverables set forth in Schedule 1 hereto (the "Software"). Schedule 1 sets forth the initial delivery, installation and performance criteria of the Software. The license granted herein includes any and all new releases, versions, upgrades, patches and fixes of the Software.

                  (b) The Software will be further customized in accordance with the time frames and the deliverables set forth in Schedule 1 hereto.

                  (c) Watley shall deliver any and all versions of the Software to E*TRADE via electronic delivery (e.g. via file transfer protocol
         (FTP)). E*TRADE will have ninety (90) days from final installation to test the software for substantial compliance with the specifications set forth in Schedule 1 ("Testing Period"). During the Testing Period, E*TRADE shall provide notice to Watley of any failure of the Software to substantially comply with these specifications. Watley will use its best efforts to remedy such failure and install a fix within seven (7) days. The Testing Period may be extended by mutual agreement of the parties in writing.

                  (d) E*TRADE shall be deemed to have accepted the Software (i) on delivery to Watley of written notice of its acceptance or (ii) thirty (30) days after the close of the Testing Period if E*TRADE does not provide written notice of its acceptance or rejection.

3. TERM. This Agreement shall become effective as of the date first above written and shall remain in effect for a period of three (3) years from the date that E*TRADE first makes access to E*TRADE's service offerings containing the Software available to its E*TRADE premier customers (the "Term"), unless earlier terminated in accordance with the provisions of Paragraph 4.

4.       TERMINATION.

                  (a) In the event that E*TRADE fails to pay amounts due to Watley hereunder within forty five (45) days after such amounts are due, and such failure occurs four times in any calendar year, Watley may terminate this Agreement upon thirty (30) days prior written notice. Notwithstanding the foregoing, the parties agree that a good faith disagreement as to the amount of any payments due under this Agreement will not be considered a breach of this Agreement.

                  (b) Except as otherwise provided in Section 1(a), either party may terminate this Agreement if, at any time during the Term, the other party is in material breach of any of the terms, conditions, duties or obligations contained in or referred to in this Agreement, and such breach remains uncorrected, to the extent correctable, for a period of thirty (30) days following written notice of said breach and the notifying party's intention to terminate this Agreement.

                  (c) Either party may terminate this Agreement upon thirty (30) days written notice upon the dissolution or insolvency of the other party, or the filing by or against the other party of a petition in bankruptcy or for an arrangement, composition or reorganization, which is not dismissed within sixty (60) days, or the appointment of a receiver, trustee or custodian for any substantial part of the other party's property or business, or an assignment by the other party for the benefit of its creditors.

                  (d) E*TRADE may terminate this Agreement upon notice to Watley if in E*TRADE's sole opinion the Software is not in substantial compliance with the specifications in Schedule 1 within thirty (30) days after the close of the Testing Period.

                  (e) E*TRADE may terminate this Agreement without cause upon not less than sixty (60) days prior notice to Watley. In addition, E*TRADE may terminate this Agreement immediately upon notice to Watley if (i) Level 1 bugs described in Schedule 2 paragraph F(a) are not fixed within seventy-two hours after notification or (ii) if Level 2 bugs described in Schedule 2 paragraph F(a) are not fixed within fourteen (14) days after notification. If E*TRADE does not terminate this Agreement within twenty-four hours of the above time frames, E*TRADE shall be deemed to have thereafter waived its right to terminate this Agreement in connection with the specific bug that is the subject of the notification.

                  (f) Upon termination or expiration of this Agreement for any reason, E*TRADE shall immediately cease any use of the Software. Within fifteen (15) days after the termination or expiration of this Agreement for any reason, E*TRADE shall (i) return to Watley the Software and all other materials provided to E*TRADE with respect to the Software, and all copies thereof, or (ii) destroy the same, and certify in writing that the Software and all other materials provided to E*TRADE with respect to the Software and all copies thereof have either been returned to Watley or destroyed. E*TRADE has no responsibility to retrieve, return or destroy Software downloaded by Authorized Users. Except as set forth herein, upon termination or expiration, neither party shall have any further obligations under this Agreement; provided, that termination or expiration shall not affect or impair any right or obligation of a party hereto arising prior to termination or expiration.

5.       LICENSE FEES AND PAYMENT.

                  (a) E*TRADE agrees to pay Watley the following license fees (the "License Fees") monthly in arrears thirty (30) days after the end of each calendar month:

                      Number of Billable     Monthly License Fee
                      Authorized Users       Per Billable Authorized User
                      ------------------     ----------------------------
                      [                                              ]

         By way of example, if in a given month, there are [ ] Billable Authorized Users, E*TRADE would owe Watley (i) $[ ] per Billable Authorized User for the first [ ] Authorized Users and (ii) $[ ] per Authorized User for the next [ ] Billable Authorized Users. Notwithstanding the foregoing, E*TRADE's obligation to pay License Fees under this Agreement shall be capped at, and shall not exceed, three million dollars ($3,000,000) in License Fees per month.

         "Billable Authorized Users" are Authorized Users who have (1) during first three months of that Authorized User's use logged in to the Software at least two times per month and (2) after the first three months of that Authorized User's use logged in to the Software at least once per month. There shall be no pro-ration of fees (x) in the event a Billable Authorized User stops using E*TRADE's service offerings containing the Software other than at the end of a month or (y) upon termination or expiration of this Agreement.

                  (b) In the event that Watley fails to provide technical support to E*TRADE in accordance with Watley's "Second Level Support" obligations under Schedule 2 for any consecutive seven (7) day period, E*TRADE shall be entitled to a thirty-three percent (33%) reduction in License Fees for the applicable month, not to exceed the total License Fees payable in the applicable month. The parties acknowledge that technical support for the Authorized Users is critically important to the success of the Software and the user experience for E*TRADE premier customers and that the reductions in License Fees hereunder shall constitute a reasonable estimate of the damages that will result from Provider's failure to perform and shall not constitute a penalty.

                  (c) All fees due hereunder to Watley shall be paid by wire transfer to such account as notified to E*TRADE in writing by Watley from time to time. Initial wire transfer account information is The Bank of New York, 45 Wall Street, New York, New York 10005, ABA Routing # is 021 000 018; Account: A.B. Watley Group Inc. 630 136 0809 At the same time as transmission of such payment is made, E*TRADE shall furnish Watley with a report showing the number of Billable Authorized Users for the applicable month.

                  (d) In the event License Fees due Watley are not paid within thirty (30) days of the applicable due date, such outstanding sums shall be subject to interest at the rate of 1.5% per month or the maximum amount allowed by law.

                  (e) The fees listed in this Agreement do not include taxes. E*TRADE shall pay or reimburse Watley for all sales, use, excise, personal property, value-added or other federal, state or local taxes, duties, or any similar assessments based on the license granted under this Agreement or on E*TRADE's or Authorized Users' use of the Software; however, E*TRADE shall have no responsibility for Watley's income or franchise taxes. Watley will ensure that the transfer of the Software is done by a method that reduces or eliminates tax consequences to E*TRADE whenever possible.

6.       E*TRADE ADDITIONAL RESPONSIBILITIES.

                  (a) E*TRADE will have sole responsibility for the physical hosting of all data delivery and transaction servers in connection with the provision of the Software to Authorized Users as part of E*TRADE's service offerings.

                  (b) E*TRADE will have sole responsibility for all line and communication charges relating to data delivery and order execution transactions in connection with the provision of the Software to Authorized Users as part of E*TRADE's service offerings.

                  (c) E*TRADE will have sole responsibility for obtaining the third-party software licenses needed to host the Software specified as follows: Oracle 8i, BEA Tuxedo, BEA Jolt, Coppelia, Veritas and Objectivity. Watley represents and warrants that this list is the complete list of all third party software E*TRADE will need to host the Software when it is initially delivered to E*TRADE. Watley will notify E*TRADE in writing promptly after Watley determines that additional third-party software is needed to host the Software.

                  (d) E*TRADE agrees to notify Watley in writing prior to modifying any provisions relating to indemnification or exclusions from liability in E*TRADE's agreements with Authorized Users for use of the Software.

7.       PROVISION OF SOURCE CODE.

                  (a) Watley agrees that if an Event of Default (as defined below) occurs, then Watley will provide to E*TRADE one copy of the most current version of the source code (including without limitation all corrections and improvements thereof) for the affected Software and associated documentation (including without limitation, any and all documentation relating to the function, design, interface, operation and use of the Software) in accordance with the following:

                           (i) An Event of Default shall be deemed to have
                  occurred (1) if Watley ceases business operations generally, or (2) upon the dissolution or insolvency of Watley, or the filing by or against Watley of a petition in bankruptcy or for an arrangement, composition or reorganization, which is not dismissed within sixty (60) days, or the appointment of a receiver, trustee or custodian for any substantial part of Watley's property or business, or an assignment by Watley for the benefit of its creditors.

                  (b) Within five (5) business days of the delivery of the Software to E*TRADE, Watley will place a copy of the source code of the Software into escrow subject to the terms of an escrow agreement to be entered into by and between Watley and DSI Technology Escrow Services ("DSI"), in the form attached hereto as Schedule 3, which, except as otherwise provided herein, shall govern the maintenance and release of such source code. Watley shall deposit the latest version of the source code of the Software into escrow with DSI on a semi-annual basis. Watley shall permit E*TRADE to become a beneficiary to such escrow agreement and Watley agrees to pay for any associated source code beneficiary fees.

                  (c) The governing license for the Software under Section 1(a) includes the right to use source code received under this Section as necessary to modify and maintain the Software for E*TRADE's and E*TRADE's Affiliates' use in accordance with the terms and conditions hereof. Notwithstanding anything to the contrary contained herein, a release of the source code of the Software to E*TRADE in accordance with the terms contained herein shall not operate as a transfer of any of the intellectual property rights in the Software to E*TRADE. All intellectual property rights in and to the Software shall remain at all times with Watley.

8.       WARRANTIES.

                  (a) Watley represents and warrants (i) that it has the full power and complete authority to enter into this Agreement and has the right to grant to E*TRADE the license rights set forth in this Agreement; (ii) it is the owner of the Software, and that the Software and Watley's licensing of such Software to E*TRADE does not violate any intellectual property rights (including but not limited to patent and copyrights) of any third party; and (iii) that the Software does not contain any malicious code, program, or internal component (e.g., computer virus, computer worm, computer time bomb or similar component), which could damage, destroy or alter any computer program, firmware or hardware or which could, in any manner, reveal, damage, destroy, or alter any data or other information accessed through or processed by the Software in any manner. Watley will indemnify, defend and hold E*TRADE harmless from any damage resulting from the harms described herein.

                  (b) EXCEPT AS EXPRESSLY SET FORTH HEREIN, WATLEY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED WITH RESPECT TO THE SOFTWARE AND RELATED MATERIALS, OR THEIR QUALITY OF PERFORMANCE INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. WATLEY MAKES NO REPRESENTATION CONCERNING THE LIKELIHOOD OF PROFITABLE TRADING USING THE SOFTWARE. THE SOFTWARE IS LICENSED "AS-IS" AND "WITH ALL FAULTS". NOTHWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, WATLEY DOES NOT WARRANT THAT THE USE OF THE SOFTWARE SHALL BE UNINTERRUPTED OR ERROR-FREE OR THAT ALL DEFICIENCIES OR ERRORS ARE CAPABLE OF BEING CORRECTED. E*TRADE SHALL NOT EXTEND ANY WARRANTIES FOR OR ON BEHALF OF WATLEY NOT SPECIFIED HEREIN AND SHALL MAKE NO REPRESENTATION OR WARRANTY REGARDING THE SOFTWARE OR THE LIKELIHOOD OF PROFITABLE TRADING BASED ON THE SOFTWARE. IN NO EVENT SHALL WATLEY INCUR ANY LIABILITY TO E*TRADE OR ANY AUTHORIZED USER ARISING OUT OF ANY CONTRACT OR ARRANGEMENT BETWEEN E*TRADE AND ANY OF ITS AUTHORIZED USERS UNLESS WATLEY SHALL EXPRESSLY AND IN WRITING AGREE TO THE CONTRARY.

                  (c) EXCEPT FOR CLAIMS BY WATLEY AGAINST E*TRADE FOR WILLFULLY REVERSE ENGINEERING, DECONSTRUCTING OR DECOMPILING THE SOFTWARE IN BREACH OF E*TRADE'S OBLIGATIONS UNDER THIS AGREEMENT, NEITHER PARTY SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THE LICENSING, DESIGN, MANUFACTURE, INSTALLATION OR USE OF THE SOFTWARE, WHETHER DUE TO NEGLIGENCE OR ANY OTHER CAUSE INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF DATA OR GOODWILL, OR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS. EXCEPT IN THE EVENT OF E*TRADE'S VIOLATION OF WATLEY'S INTELLECTUAL PROPERTY RIGHTS IN AND TO THE SOFTWARE (INCLUDING, WITHOUT LIMITATION, E*TRADE'S BREACH OF SECTIONS 1(d), 11 OR 16 HEREOF), EITHER PARTY'S LIABILITY TO THE OTHER FOR ANY CLAIMS HEREUNDER SHALL BE LIMITED TO THE AGGREGATE FEES PAID WATLEY BY E*TRADE.

                  (d) Any unauthorized modification or improvement to the Software which affects the Software as delivered to E*TRADE will void Watley's then-current warranty.

9. E*TRADE STANDARDS OF OPERATION. E*TRADE shall use commercially reasonable efforts to promote the sublicensing of the Software to its E*TRADE premier customers through its www.etrade.com website.

10. RECORDS AND RECORD KEEPING. E*TRADE agrees to keep accurate books and records of account for a period of up to three (3) years after the close of each calendar year showing all information necessary for the accurate determination of the number of Authorized Users sold and the License Fees due with respect thereto and agrees that Watley or an independent firm of accountants selected by Watley, shall have right to inspect, not more frequently than once per year and upon ten (10) business days written notice, only those books and records of E*TRADE relating to the number of Authorized Users sold and the License Fees, it being agreed that any books or records reviewed in connection with such inspection shall be kept strictly confidential and shall not be utilized or disclosed in any manner other than in connection with determining compliance with this Agreement. In the event such inspection discloses a liability to Watley as the result of the failure of E*TRADE to properly discharge its obligations hereunder in the amount of five (5%) percent or more, E*TRADE shall pay to Watley the cost of such audit in addition to the amount of such discrepancy. The provisions of this Paragraph shall survive termination of this Agreement for a period of twenty-four (24) months after termination; except that Watley may inspect E*TRADE's records only once per year after expiration or termination of this Agreement.

11. MODIFICATION OR CONVERSION OF SOFTWARE. E*TRADE shall not remove, deface or otherwise change any descriptive markings, labels, the language of the End-User Agreement, or the copyright notice contained in the Software. Notwithstanding the foregoing, the Software shall not feature any trademarks, service marks or trade names of Watley unless approved in advance and in writing by E*TRADE. Subject to E*TRADE's right under Section 7, (i) E*TRADE shall not make, sell, license or distribute any unauthorized modifications or improvements to the Software which affect the Software as delivered to E*TRADE, and (ii) E*TRADE will not knowingly maintain or support Software which has been modified or converted without Watley's prior authorization. Notwithstanding anything to the contrary contained in the foregoing, E*TRADE shall not have the right to license, transfer or otherwise make available the source code, whether in its original form or as modified by E*TRADE, to any third party after a release of the source code in accordance with Section 7.

12.      ATTRIBUTION.

                  (a) E*TRADE shall not be deemed by anything contained in or done pursuant to this Agreement to acquire any right, title or interest in or to the use of any Watley trade name, trademark or service mark, and shall do nothing to prejudice the value or validity of Watley's rights therein or ownership thereof. E*TRADE shall not use any Watley trade name, trademark, service mark, symbols or the like in connection with the offer and/or sale of any other software or in any manner found objectionable by Watley. Upon termination or nonrenewable of this Agreement, E*TRADE shall discontinue any use of Watley's trademarks and service marks, trade names, identifying symbols and the like, and all labels, brochures, displays and any and all literature and advertising media relating to Watley or any of its Software.

                  (b) Watley may not use the trademarks, service marks, or trade names of E*TRADE or its subsidiaries without the prior written consent of E*TRADE.

                  (c) After its acceptance of the Software, E*TRADE agrees to issue a press release describing the new E*TRADE Pro product (or other product name to be determined) and acknowledge its collaboration with Watley as a technology partner.

13.      SUPPORT AND TRAINING.

                  (a) Watley shall provide E*TRADE with Maintenance and Support Services for the Software at no additional cost to E*TRADE. "Maintenance and Support Services" means (i) the provision to E*TRADE of any and all new releases and versions of the Software containing functional enhancements, error corrections or fixes, as such new releases and versions are made available to Watley's other licensees, if any; (ii) copies of updated documentation relating to the function, design, interface, operation and use of the Software; (iii) assistance with respect to the Software, including without limitation clarification of functions and features of the Software; clarification of documentation pertaining to the Software; and error verification, analysis and corrective efforts; and (iv) those services described in
         Schedule 2 hereto.

                  (b) Watley will provide, at no additional cost to E*TRADE, training in the use and operation of the Software at E*TRADE's premises in accordance with Schedule 2. Upon request by E*TRADE, Watley will provide additional training at Watley's current generally-applicable rates.

14. NON-SOLICITATION FOR EMPLOYMENT. During the Term and for one (1) year thereafter, E*TRADE and Watley agree not to specifically solicit for employment or hire, either as a consultant or employee, any individual known by such party
(a) to be a current employee of the other party or to have been an employee of the other party during contract term and (b) to have actively participated in the services provided in this Agreement.

15. COMPLIANCE WITH LAWS. Watley and E*TRADE shall comply with all federal, state and local laws, regulations, rules and ordinances pertaining to the operations and conduct of its business and the licensing and use of the Software, including but not limited to all laws pertaining to the licensing and use of software to foreign countries and to the Internet.

16. CONFIDENTIALITY OF TRADE SECRETS. Each party agrees that during the course of this Agreement, information that is confidential or proprietary may be disclosed to the other party ("Confidential Information"). Confidential Information shall include without limitation, the Software, any code as well as all documentation provided to E*TRADE under this Agreement, and any ideas, methods of operation, processes, application programming interfaces (API's) and know-how associated therewith, as well as derivatives thereof (including customization developed or prepared for E*TRADE), as well as the terms and conditions, including the fees and fee structure, of the Agreement. Confidential Information shall not include information that the receiving party can demonstrate: (a) is, as of the time of its disclosure, or becomes thereafter, without any violation of this Agreement, part of the public domain through a source other than the receiving party; (b) was known to the receiving party at the time of its disclosure; (c) is independently developed by the receiving party, without reference to the Confidential Information of the other party; (d) is subsequently learned from a third party not known to be under a confidentiality obligation to the providing party; or (e) is required by law to be disclosed by such party. Except as provided for in this Agreement, each party shall not make any disclosure of the Confidential Information to anyone other than its employees or third-party consultants who have a "nee to-know" in connection with this Agreement. Each party shall notify its employees and third-party consultants of their confidentiality obligations with respect to the Confidential Information, and shall require their full compliance with these obligations. Each party acknowledges that the other party's Confidential Information is unique property of extreme value to the other party, and the unauthorized use or disclosure thereof would cause the other party irreparable harm that could not be compensated by monetary damages. Accordingly, each party agrees that the other may seek injunctive and preliminary relief to remedy any actual or threatened unauthorized use or disclosure of the other party's Confidential Information in addition to any other damages a party can show it sustained.

The obligations set forth in this Paragraph 16 shall survive the expiration of or any earlier termination of this Agreement.

17.      INDEMNIFICATION.

                  (a) Watley, at its own expense, will indemnify, defend and hold harmless E*TRADE, E*TRADE Affiliates and subsidiaries, and their officers, directors, employees, and agents, from and against any claim, demand, cause of action, debt or liability, costs and expenses, including without limitation reasonable attorneys' fees, brought against E*TRADE, arising out of a breach of Watley's representations and warranties hereunder, and to the extent that it is based on a claim that the Software infringes third-party copyright, trademark or a United States patent, provided that Watley is promptly notified in writing of such claim. If, as a result of any claim of infringement, E*TRADE is enjoined from using the Software, Watley, at its expense, shall either (i) procure the right for E*TRADE to continue to use the Software; or (ii) replace or modify the Software so as to make it non-infringing. If E*TRADE is enjoined from using the Software and neither of these two options is reasonably practical, Watley may terminate this Agreement upon thirty (30) days notice.

                  (b) E*TRADE, at its own expense, shall indemnify, defend and hold harmless Watley, its affiliates and subsidiaries, and their officers, directors, employees and agents, from and against any claim, demand, cause of action, debt or liability, costs and expenses, including without limitation reasonable attorneys' fees, arising out of a breach of E*TRADE's representations and warranties hereunder, any use of the Software by

         E*TRADE that is outside the scope of the license granted to it herein, and any claim of infringement that is based upon: (i) use of a version of the Software other than the latest unaltered version if such alleged infringement would have been avoided had E*TRADE used the latest unaltered version; or (ii) use of the Software in combination with any software not supplied to E*TRADE by Watley or not required to operate the Software if the alleged infringement would have been avoided without such use of such software.

                  (c) The indemnifying or defending party shall have the right to control the defense of all such actions. In no event shall the party being indemnified settle any such action without the indemnifying party's prior written approval. The party seeking indemnification shall provide all reasonable assistance that the indemnifying party requests relating to the defense of such action or claim.




18.      MISCELLANEOUS.

                  (a) RELATIONSHIP OF PARTIES. The relationship between the parties to this Agreement is that of independent contractors. Neither is an agent or employee of the other nor has any right or authority to assume or create any obligation of any kind, expressed or implied, on behalf of the other, nor shall the acts or omissions of either create any liability for the other. Nothing herein is intended to create a partnership, joint venture, or other similar relationship between the parties.

                  (b) ASSIGNABILITY. Except as otherwise provided below, neither this Agreement, nor any right or obligation hereunder (including without limitation Watley's rights in and to the Software), is assignable in whole or in part by Watley without the prior written consent of E*TRADE. This Agreement may be assigned by Watley and its duties hereunder may be delegated only to any successor in interest or to an entity controlling, controlled by, or under common control, with Watley. This Agreement may be assigned by E*TRADE and its duties hereunder may be delegated only to any successor in interest or to an entity controlling, controlled by, or under common control with, E*TRADE. Otherwise, E*TRADE may not assign this Agreement or any right of obligation hereunder, in whole or in part, without the prior written consent of Watley (which consent may be unreasonably withheld). Unless otherwise agreed by both parties, no assignment by either party shall relieve the assigning party from its obligations hereunder. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and, where permitted under this Agreement, their successors and permitted assigns.

                  (c) NOTICES AND OTHER COMMUNICATIONS. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been received upon actual receipt or at the time described in evidence of delivery by the applicable carrier) by delivery in person or deposit with a recognized overnight courier service (notices may be given by facsimile but will only be deemed delivered upon actual receipt) to the respective parties as follows:

               If to Watley:   A.B. Watley Group Inc.
                               40 Wall Street
                               New York, New York 10005
                               Attn:  Anthony G. Huston
                                      President

               with a copy to: Hartman & Craven LLP
                               460 Park Avenue
                               New York, New York 10022
                               Attn:  Edward I. Tishelman
                                      or Joel I. Frank

               If to E*TRADE:  E*TRADE Group, Inc.
                               4500 Bohannon Drive
                               Menlo Park, California 94025
                               Attn:  Paul Levine
                               Vice-President - Product Marketing

               with a copy to: E*TRADE Group, Inc.
                               4500 Bohannon Drive
                               Menlo Park, CA  94025
                               Attn: Ted Theophilos, Chief Legal Affairs Officer

                  (d) FORCE MAJEURE. Neither party shall be liable for any loss, damage, delay or other consequence resulting from causes beyond reasonable control, including but not limited to, acts of God, fire, strikes, labor disputes, riot or civil commotion, case of war (declared or undeclared), labor or material shortages or governmental regulations, orders, or decisions.

                  (e) NON-WAIVER. No failure to exercise, and no delay in exercising, on the part of either party hereto, of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by either party of any right, power or privilege hereunder preclude any other or further exercise thereof.

                  (f) ENTIRE AGREEMENT. This Agreement and the attached Schedules set forth the entire understanding of, and supersedes and revokes all prior agreements between the parties relating to the subject matter contained herein and merges all prior discussions between them. This Agreement may not be modified except by a writing signed by duly authorized officers of each of the parties.

                  (g) GOVERNING LAW, JURISDICTION. The validity, construction, and enforceability of this Agreement shall be governed in all respects by the law of the state of New York, without regard to the choice of law principles thereof. All disputes and/or legal proceedings arising out of or relating to this Agreement shall be maintained in courts located in New York, New York. The parties consent to the personal jurisdiction of said courts, agree to accept service as provided by the "notice terms of Section 18(c) and waive any right to assert the doctrine of Forum Non Conveniens or to object to venue.

                  (h) ATTORNEYS' FEES. If any legal proceeding has commenced in connection with or relating to this Agreement the prevailing party shall be entitled to all reasonable attorneys' fees incurred, and all reasonable costs and expenses (including without limitation costs and expenses relating to the collection of monies due hereunder which are not subject to any good-faith dispute as to the amounts due) incurred in connection with such action or proceeding.

                  (i) SEVERABILITY. If any provision of this Agreement shall be held invalid under applicable law, the remaining provisions shall remain in full force and effect.

                  (j) NO THIRD PARTY BENEFICIARIES. Each party intends that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than Watley or E*TRADE.

                  (k) EXPORT CONTROL. Each party hereby agrees to comply with the U.S. Foreign Corrupt Practices Act (regarding, among other things, payments to government officials) and all export laws, restrictions, national security controls and regulations of the United States and all other applicable foreign agencies and authorities, and not to export or re-export, or allow the export or re-export of, any Watley technology or product or any copy or direct product thereof (a) in violation of any such restrictions, laws or regulations or (b) without all required licenses and proper authorizations, to Cuba, Libya, North Korea, Iran, Iraq, or Rwanda or to any group D:1 or E:2 country (or any national of such country) specified in the then current supplement no. 1 to part 740 of the U.S. Export Administration Regulations (or any successor supplement of regulations). Upon request, E*TRADE shall demonstrate its compliance with such requirements.

                  (l) HEADINGS. The headings of the sections and subsections used in this Agreement are included for convenience only and are not to be used in construing or interpreting this Agreement.

                  (m) SURVIVAL. The provisions of Sections 1(g), 7(c), 11, 14, 16, 17, and 18 shall survive termination or expiration of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      A.B. WATLEY GROUP INC.


                                      By: /s/ Anthony G. Huston
                                          ---------------------------------
                                      Name:  Anthony G. Huston
                                      Title: President


                                      E*TRADE GROUP, INC.


                                      By: /s/ Jerry Gramaglia
                                          ---------------------------------
                                      Name:  Jerry Gramaglia
                                      Title: President and COO

                                   SCHEDULE 1

                  SPECIFICATIONS FOR DELIVERABLES AND SOFTWARE



RELEASE 1 DATE: JANUARY 15, 2001

RELEASE 2 DATES: TBD VIA MUTUALLY AGREED UPON TIMEBOX.


--------------------------------------------------------------------------------------------------------------------
                                     FEATURE                           DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
E*TRADE CUSTOMIZATION                Account Information               Watley works with E*TRADE engineers to
                                                                       add, delete or edit UI fields and
                                                                       functionality on client as needed to
                                                                       maintain consistency.



                                    --------------------------------------------------------------------------------
                                     Usability enhancements            Watley works with E*TRADE product team to
                                                                       increase product usability across the
                                                                       client application
                                    --------------------------------------------------------------------------------
                                     Error Messages                    Watley works with E*TRADE product team to
                                                                       customize
                                    --------------------------------------------------------------------------------
                                     Branding                          Watley works with E*TRADE product team to
                                                                       customize Splash Page, Desktop Icon.
                                    --------------------------------------------------------------------------------
                                     Installer                         Watley works with E*TRADE product team to
                                                                       customize Installer
--------------------------------------------------------------------------------------------------------------------
E*TRADE/Watley Account Data          Account Info                      Real-time positions and buying power
Exchange
                                                                      ----------------------------------------------
                                                                       Positions


--------------------------------------------------------------------------------------------------------------------
    Client Software-general          Menus                             File, New, Utilities, View, Help; New
    -----------------------                                            menus/selections as required by product
                                                                       team.
                                    --------------------------------------------------------------------------------
                                     Workspace                         Java Desktop-client workspace with savable
                                                                       pages (Watley will work with E*TRADE to
                                                                       design a default page)
                                    --------------------------------------------------------------------------------
                                     Version Control                   Hosted update page; Watley maintain custom
                                                                       download/update page for E*TRADE.

                                    --------------------------------------------------------------------------------
                                     Version Control                   Smart Update feature (software
                                                                       automatically updated upon login)
                                    --------------------------------------------------------------------------------
                                     OS Compatibility                  UT2  will run Windows 98, NT.

                                    --------------------------------------------------------------------------------
                                     OS Compatibility                  UT2  will Mac OS.

                                    --------------------------------------------------------------------------------
                                     Memory usage


--------------------------------------------------------------------------------------------------------------------
         Market Data                 Streaming market data             Frequency of update
         -----------

                                                                      ----------------------------------------------
                                                                       Exchanges covered


--------------------------------------------------------------------------------------------------------------------
         Options                     Option Chains 1.0                 User can see option chains for a specific
         -------                                                       symbol in market minder window
                                    --------------------------------------------------------------------------------
                                     Option Chains 2.0                 Additional analytics, Greeks, etc.

                                    --------------------------------------------------------------------------------
                                     Options Quotes                    User can get option quotes from OPRA

                                    --------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                     ACCEPTANCE CRITERIA                     E.       DATE DUE
------------------------------------------------------------------------------------------------
E*TRADE CUSTOMIZATION                Account information fields match on     JANUARY 15, 2001
                                     UT2 and E*TRADE website

                                     Modified fields display account
                                     information accurately.

                                     E*TRADE product team sign-off
                                     prior to launch.
                                    ------------------------------------------------------------
                                     E*TRADE product team sign-off prior     JANUARY 15, 2001
                                     to launch.

                                    ------------------------------------------------------------
                                     E*TRADE product team sign-off prior     JANUARY 15, 2001
                                     to launch.
                                    ------------------------------------------------------------
                                     E*TRADE product team sign-off prior     JANUARY 15, 2001
                                     to launch.
                                    ------------------------------------------------------------
                                     E*TRADE product team sign-off prior     JANUARY 15, 2001
                                     to launch.
------------------------------------------------------------------------------------------------
E*TRADE/Watley Account Data          E*TRADE Balances and Buying Power are   JANUARY 15, 2001
Exchange                             accurately reflected and consistent
                                     with that shown on the E*TRADE website
                                    ------------------------------------------------------------
                                     E*TRADE Positions are accurately        JANUARY 15, 2001
                                     reflected and consistent with that
                                     shown on the E*TRADE website
------------------------------------------------------------------------------------------------
    Client Software-general          Functions same as current               JANUARY 15, 2001
    -----------------------          Watley-branded UT2 Pro product

                                    ------------------------------------------------------------
                                     User can save 5 or more custom page     JANUARY 15, 2001
                                     layouts with no degradation of
                                     performance.
                                    ------------------------------------------------------------
                                     E*TRADE approved versions of            JANUARY 15, 2001
                                     application and patches appear and      AND ONGOING
                                     download successfully.
                                    ------------------------------------------------------------
                                     TBD                                     Release 2.x

                                    ------------------------------------------------------------
                                     E*TRADE product team sign-off prior     JANUARY 15, 2001
                                     to launch.
                                    ------------------------------------------------------------
                                     E*TRADE product team sign-off prior     Release 2.x
                                     to launch.
                                    ------------------------------------------------------------
                                     UT2 will be free of memory leaks.       JANUARY 15, 2001

                                     UT2 will relinquish unneeded memory
------------------------------------------------------------------------------------------------
         Market Data                 Data is accurately tick-by-tick for     JANUARY 15, 2001
         -----------                 all data in all windows powered by
                                     market data.
                                    ------------------------------------------------------------
                                     NASDAQ Level 1                          JANUARY 15, 2001
                                     NQDS Level 2
                                     NYSE
                                     AMEX
                                     OPRA

------------------------------------------------------------------------------------------------
         Options                     Chains appear accurately and without    JANUARY 15, 2001
         -------                     latency
                                    ------------------------------------------------------------
                                     E*TRADE product team sign-off prior     Release 2.x
                                     to launch.
                                    ------------------------------------------------------------
                                     Quotes appear accurately and without    JANUARY 15, 2001
                                     latency
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                     Options Trading                   Users can trade options in E*TRADE account





                                    --------------------------------------------------------------------------------
                                     Options Trading                   Complex Options Trades



--------------------------------------------------------------------------------------------------------------------
    Primary User Functionality       Widget toolbar                    Users click on icon for specific window to
    --------------------------                                         add to workspace.




                                    --------------------------------------------------------------------------------
                                     Acct Balances toolbar             Shows real-time account balances and
                                                                       buying power



                                                                      ----------------------------------------------
                                                                       Account select pulldown





                                    --------------------------------------------------------------------------------
                                     Linked windows                    User can link symbol specific windows

                                    --------------------------------------------------------------------------------
                                     Streaming News window             Basic ticker and headline news









                                                                      ----------------------------------------------
                                                                       Features additional ticker and headline
                                                                       news. May leverage E*TRADE's Screaming
                                                                       Media technology/feed and existing news
                                                                       relationships.
                                                                      ----------------------------------------------
                                                                       News search

                                                                      ----------------------------------------------
                                                                       Link

                                    --------------------------------------------------------------------------------
                                     Order Status window               Order status view window




                                    --------------------------------------------------------------------------------
                                     Charts window                     Intraday and Historical Charts with
                                                                       multiple technical studies










--------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                      Option orders can be accurately         JANUARY 15, 2001
                                      routed to and confirms accurately
                                      received from E*TRADE vetting/routing
                                      system

                                      Same UI Order entry functionality
-------------------------------------------------------------------------------------------------
                                      Watley will build front-end and         Release 2.x
                                      data-exchange functionality necessary
                                      to access E*TRADE's planned complex
                                      options trading back-end.
-------------------------------------------------------------------------------------------------
    Primary User Functionality        Matches current UT2 version             JANUARY 15, 2001
    --------------------------        functionality.

                                      When icon for a specific window is
                                      clicked, appropriate window appears
                                      quickly.
-------------------------------------------------------------------------------------------------
                                      Order status appears accurately and     JANUARY 15, 2001
                                      without latency, changing dynamically
                                      with trading activity


-------------------------------------------------------------------------------------------------
                                      Displays list of current E*TRADE
                                      account accurately

                                      Changing current account in pulldown
                                      changes active E*TRADE account for
                                      trades placement

                                      Order status reflects activity in
                                      current account/all accounts.

                                      Positions market minder shows positions
                                      for current account/all accounts.
-------------------------------------------------------------------------------------------------
                                      E*TRADE product functions same as       January 15, 2001
                                      current UT2
-------------------------------------------------------------------------------------------------
                                      Users can view all ticker news, or;     January  15, 2001

                                      Ticker news headlines view can be
                                      linked to other windows so that only
                                      stories for symbol in focus appear.

                                      Headlines and full-text stories
                                      appear accurately and without latency

                                      E*TRADE and Watley agree on content.
-------------------------------------------------------------------------------------------------
                                      E*TRADE product team sign-off prior     Release 2.x
                                      to launch.


-------------------------------------------------------------------------------------------------
                                      Users can search for news stories by    Release 2.x
                                      ticker or keyword
-------------------------------------------------------------------------------------------------
                                      News window can be linked using         January 15, 2001
                                      current link feature
-------------------------------------------------------------------------------------------------
                                      Order status appears accurately and     January 15, 2001
                                      without latency

                                      Reflects messages as customized by
                                      E*TRADE Group, Inc.
-------------------------------------------------------------------------------------------------
                                      o  Time period: 1, 2, 5, 10             January 15, 2001
                                         days. 1, 2, 3, 6 months. 1, 2,
                                         3, 4, 5, 10 years. Year to date.
                                         All available data.
                                      o  Scaling: Tick. 1, 3, 5, 15,
                                         30 minute. Hourly, Weekly,
                                         Monthly, Quarterly, Yearly.
                                      o  Studies (upper section of
                                         graph): Bollinger Bands,
                                         Parabolic SAR.
                                      o  Studies (lower section of
                                         graph): Volume, MACD, Fast
                                         Stochastic, Slow Stochastic,
                                         RSI, OBV, Momentum.
                                      o  Overlays multi-symbol and
                                         index

                                      Intraday charts "stream", or
                                      update in animated fashion without
                                      latency.
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                       Additional features


                                    --------------------------------------------------------------------------------
                                     Order Entry Panel                 Watley works with E*TRADE product team to
                                                                       customize panel
                                    --------------------------------------------------------------------------------
                                     Level II /"mini" time and sales   Streaming Real-time NASDAQ Level II screen
                                     window                            with abbreviated streaming time and sales
                                                                       viewer.
                                    --------------------------------------------------------------------------------
                                     Time and Sales window             Streaming Time and Sales window



                                    --------------------------------------------------------------------------------
                                     "Alarms" window                   Basic Market-Data Based Alerts
                                     Market Minder window



                                                                      ----------------------------------------------
                                                                       Real-time Positions





                                                                      ----------------------------------------------
                                                                       Watchlists
                                                                      ----------------------------------------------
                                                                       Top 10 lists
                                                                      ----------------------------------------------
                                                                       Options chains
                                    --------------------------------------------------------------------------------
                                     Direct Access Order Routing       Users can select order-routing options
                                                                       from the Level 2 window.








                                    --------------------------------------------------------------------------------
                                     Non-Direct Access                 Order-entry to current E*TRADE
                                     Order Routing                     vetting/routing system (error message
                                                                       handling included)
                                    --------------------------------------------------------------------------------
                                     Advanced Alerts/Conditional       Advanced alerts and program trading via
                                     orders/Program Trading            E*TRADE's Xigo relationship
                                    --------------------------------------------------------------------------------
                                     Basket trading                    Users can simultaneously place multiple
                                                                       trades.

                                                                       Users can move create watchlists based on
                                                                       common

                                                                       Users can edit baskets

                                                                       Users can set up baskets and order
                                                                       entry parameters.

                                                                       Watley will design UI window/functionality
                                                                       and data exchange to E*TRADE's design
--------------------------------------------------------------------------------------------------------------------
Watley Servers                       Backtesting                       Users can access backtesting from Watley
                                                                       client. May use E*TRADE's planned Xigo
                                                                       partnership or Watley to provide back-end
                                                                       functionality.

                                                                       Watley will design UI window/functionality
                                                                       and data exchange in accordance with
                                                                       design.
--------------------------------------------------------------------------------------------------------------------
                                     Concurrent usage                  % Concurrent


--------------------------------------------------------------------------------------------------------------------
                                     Concurrent usage                  Number of users/server

--------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                       o   Studies (upper section of           RELEASE 2.X
                                           graph): Moving Average
                                           Envelopes, Volume by price,
                                           Price Channel, A/D Line).
                                       o   Studies (lower section of
                                           graph): Williams %R, Money Flow,
                                           Volume Accumulation, Volatility
                                           Fast, Volatility Slow, Ultimate
                                           Oscillator, Up/Down ratio, ARMS
                                           Index-TRIN), A/D Line-Breadth,
                                           A/D Line-Daily, % Compare, P/E
                                           Ranges, P/E Ratio, Yield,
                                           Rolling EPS, Rolling Dividend, %
                                           Short Interest.
                                       o   Other mutually agreed upon
                                           features.
                                      ------------------------------------------------------------
                                       E*TRADE product team sign-off prior     January 15, 2001
                                       to launch.
                                      ------------------------------------------------------------
                                       Data is accurately updating tick by     JANUARY 15, 2001
                                       tick for all data.

                                      ------------------------------------------------------------
                                       Time and sales data appear/streams      JANUARY 15, 2001
                                       accurately and without latency


                                      ------------------------------------------------------------
                                       Price and volume alerts appear          JANUARY 15, 2001
                                       accurately and without latency

                                       Alerts indicated by popup dialog
                                       and/or audio queue.
                                      ------------------------------------------------------------
                                       E*TRADE positions data updates          JANUARY 15, 2001
                                       dynamically, accurately and without
                                       latency.

                                       Users can queue a trade in the order
                                       entry panel
                                      ------------------------------------------------------------
                                       Same as current UT2 product             JANUARY 15, 2001
                                      ------------------------------------------------------------
                                       Same as current UT2 product             JANUARY 15, 2001
                                      ------------------------------------------------------------
                                       Same as current UT2 product             JANUARY 15, 2001
                                      ------------------------------------------------------------
                                       Orders are vetted accurately through    JANUARY 15, 2001
                                       E*TRADE's VMS system. Error messages
                                       are accurate. Invalid trades are
                                       returned to VMS.

                                       Eligible orders as defined by rules in
                                       E*TRADE's VMS system are accurately
                                       sent to ECN's with no latency. Status
                                       messages and confirms are returned to
                                       VMS accurately and with no latency.
                                      ------------------------------------------------------------
                                       Users can send orders into E*TRADE      JANUARY 15, 2001
                                       vetting/routing system.

                                      ------------------------------------------------------------
                                       TBD                                     Release 2.x

                                      ------------------------------------------------------------
                                       TBD                                     Release 2.x





--------------------------------------------------------------------------------------------------
Watley Servers                         TBD                                     Release 2.x







                                      ------------------------------------------------------------
                                       Watley servers will maintain the        January 15, 2001
                                       ability to serve 50% of total users
                                       concurrently.
                                      ------------------------------------------------------------
                                       Watley servers can support at least     January  15, 2001
                                       1000 users/server
--------------------------------------------------------------------------------------------------


                                   SCHEDULE 2

                        MAINTENANCE AND SUPPORT SERVICES

A.       SECOND LEVEL SUPPORT

1. Watley will provide "second-level" technical support to E*TRADE customer service representatives. "Second-level" technical support means that Watley will receive and respond to questions directly to E*TRADE's customer service representatives, but will not receive and respond to questions from Authorized Users. E*TRADE will receive and respond to questions from Authorized Users relating to the Software.

2. Watley will guarantee that E*TRADE representatives calling Watley support will get a live response from a Watley support representative from the period commencing one-half hour prior to pre-market open to one-half hour after the market (including after-market trading hours) closes. Watley will further guarantee that ninety (90%) of such calls will be answered within ten (10) seconds from the period commencing one-half hour prior to pre-market open to one-half hour after the market (including after-market trading hours) closes (tracked on a weekly basis).

3. Watley will track representative response times for compliance with response time requirement, and will provide E*TRADE with weekly reports on response time and service level compliance.

B.       TRAINING AND DOCUMENTATION

1. Watley will make available all Software documentation, manuals and other relevant information to E*TRADE as part of the pre-launch training exercise, including without limitation any applicable user guides and customer service guides. Watley will develop a installation and operation guide of the Software.

2. Watley will make upgrades to the documentation available to E*TRADE upon publication and shall promptly update any and all information provided to E*TRADE relating to the Software.

3. At least one week prior to the launch of the Software by E*TRADE, Watley will provide a full, one (1) day onsite training program for all customer service representatives designated by E*TRADE at each of the following locations: (i) E*TRADE's Alpharetta location, (ii) E*TRADE's Rancho Cordova location, and (iii) TAG's Fort Lauderdale call center location.

4. At least one week prior to the initial launch of the Software by E*TRADE, Watley will provide E*TRADE customer service with the following one (1) day onsite training programs:

         (i) General product-use training for E*TRADE's designated brokers, specialists, supervisors, and managers.

         (ii) Technically oriented/troubleshooting training for E*TRADE's designated technical support representatives.

5. Watley will provide E*TRADE with a list of known bugs/issues, workarounds, and target date(s) for bug fixes. The list will be promptly updated and distributed in real-time and on a regular basis, which shall not be less frequently than once per week.

6. Watley will provide E*TRADE with a list of common questions as asked by users of the Software to Watley's technical support/customer service organization. The list will be promptly updated and distributed in real-time and on a regular basis, which shall not less frequently than once per week.

C.       RELEASE NOTES

1. Watley will provide E*TRADE with release notes one (1) week prior to any upgrade of the Software.

2. Watley will host an upgrade briefing call three (3) days prior to any upgrade of the Software.

3. E*TRADE will have access to all beta versions of proposed upgrades to the Software, and Watley agrees to obtain E*TRADE's written approval prior to launching any such upgrades.

D.       DEMO ACCOUNTS

1. Watley will allow all of E*TRADE's designated customer service representatives to access Watley's demonstration system at no additional charge.

F.       E*TRADE-WATLEY CONTACT AND ESCALATION LIST

         E*TRADE and Watley will respond in a synchronous fashion (e.g. a phone conversation) to escalated issues within one hour of each escalation. E*TRADE and Watley will each start with the #1 contact in the respective list below, and move down the list from there until synchronous communication can be established.

E*TRADE CONTACTS

Business contacts:

1)   TOM WAGENBRENNER           Senior Manager, Content & Tools
     E-mail:

     Work phone:
     Cell phone:
     Home phone

2)   PAUL LEVINE                   Vice-President, Brokerage Product Management
     E-mail:
     Work phone:
     Cell Phone:

3)   MICHAEL SIEVERT               Chief Marketing Officer
     E-mail:
     Work phone:
     Admin (Christopher Smith)

Technical contacts:

1)   WILLIAM BEARDSLEY             Director, Trading Systems
     E-mail:
     Work phone:
     Cell phone:
     Pager:

2)   ANTON LEROY                   Vice President-Trading Systems
     E-mail:
     Work phone:
     Cell phone:

3)   JOSH LEVINE                   CIO
     E-mail:
     Work phone:

A.B. WATLEY CONTACTS

Business contacts:

1)    TONY HUSTON                  President
      E-mail:
      Work phone:
      Cell Phone:
      Home

2)    ROBERT MALIN                 Vice-Chairman, President of Brokerage
      E-mail

      Work phone:
      Cell
      Home

3)    LEON FERGUSON         CIO
      E-Mail
      Phone
      Cell

Technical contacts:

1)    LEON FERGUSON         CIO
      E-Mail
      Phone
      Cell

2)    ERIC LESATZ           VP, System Administration
      E-Mail
      Phone
      Cell

3)    JERALD WISNER         VP, MIS
      E-Mail
      Phone
      Cell

4)    SANDER WOLF
      E-Mail
      Phone
      Cell
      Home

F.    PRODUCT MAINTENANCE

         a) Watley shall provide on-going Software maintenance of the client-side and server-side code including but not limited to the following:

                  o Use best efforts to fix catastrophic ("Level 1") bugs within twenty-four (24) hours after notification. Level 1 bugs are defined as bugs that prevent Authorized Users from using the Software or accessing key data in the Software, excluding bugs in custom functionality Watley builds specifically for E*TRADE.

                  o Use best efforts to fix non-catastrophic ("Level 2") bugs within seven (7) days after notification. Level 2 bugs are defined as bugs that prevent the Software from running as described in the associated documentation.

                  o Use commercially reasonable efforts to deploy high priority enhancements requested by E*TRADE within ninety (90) days after notification. A high-priority enhancement is defined as a important change to the user interface ("UI"), underlying code, or server technology which, while not a bug fix, will significantly improve usability, connection speed, processing speed, branding or data accuracy.

                  o Deploy non-high priority enhancements as mutually agreed upon on a case-by-case basis. A non-critical enhancement is one which improves the performance of the product, but is prioritized lower than Level 1 and Level 2 bugs as well as high priority enhancements.

                  o Provide upgrade migration and support to E*TRADE and its Authorized Users.

         b) Watley shall notify E*TRADE in writing of any Software changes, at least three (3) days prior to going into production.

                                   SCHEDULE 3

                           PREFERRED ESCROW AGREEMENT

                           PREFERRED ESCROW AGREEMENT

                      Account Number ______________________

This Agreement is effective __________________, 20_____ among DSI Technology Escrow Services, Inc. ("DSI"), ______________________________________
("Depositor") and ______________________________________ ("Preferred
Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).


ARTICLE 1  --  DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 Deposit Inspection. When DSI receives the Deposit Materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) mail a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.5      Depositor's Representations.  Depositor represents as follows:

         a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

         b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

         c. The Deposit Materials are not subject to any lien or other encumbrance;

         d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit A, as the case may be; and

         e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any Deposit Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within 60 days of each release of a new version of the product which is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.


ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.


ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer the Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section
4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.


ARTICLE 4  -- RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, "Release Condition" shall mean the following:

         a. Depositor's failure to continue to do business in the ordinary course;

         b.       Entry of an order for relief under Title 11 of the United
                  States Code;

         c. The making by Depositor of a general assignment for the benefit of creditors;

         d. The appointment of a general receiver or trustee in bankruptcy of Depositor's business or property; or

         e. Action by Depositor under any state or federal insolvency or similar law for the purpose of its bankruptcy, reorganization, or liquidation.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have ten business days to deliver to DSI contrary instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred, has been cured or will be cured in accordance with the License Agreement in the event of involuntary bankruptcy or similar proceedings. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section (Section 7.3) of this

Agreement. Subject to Section 5.2, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. This Agreement will terminate upon the release of the Deposit Materials held by DSI.

4.5 Right to Use Following Release. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.


ARTICLE 5  --  TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

         a.       Depositor's Representations (Section 1.5);

         b. The obligations of confidentiality with respect to the Deposit Materials;

         c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

         d.       The obligation to pay DSI any fees and expenses due;

         e.       The provisions of Article 7; and

         f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6  --  DSI'S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 60 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.


ARTICLE 7  --  LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Three arbitrators shall be selected. The Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, the American Arbitration Association shall select the third arbitrator. However, if DSI is a party to the arbitration, DSI shall select the third arbitrator. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address. Nothing contained herein shall eliminate Depositor's right to seek injunctive relief from a court of competent jurisdiction.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

         a. Give DSI at least two business days' prior notice of the hearing;

         b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

         c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail or recognized overnight courier service.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

_____________________________________       ____________________________________
Depositor                                   Preferred Beneficiary

By: _________________________________       By: ________________________________

Name:_______________________________     Name:_______________________________

Title:______________________________     Title:______________________________

Date:_______________________________     Date:_______________________________



           DSI Technology Escrow Services, Inc.

           By:________________________________________

           Name:______________________________________

           Title:_____________________________________

           Date:______________________________________

                                    EXHIBIT A

                            MATERIALS TO BE DEPOSITED

                      Account Number ______________________

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:

_____________________________________       ____________________________________
Depositor                                   Preferred Beneficiary

By: _________________________________       By: ________________________________

Name:_______________________________        Name:_______________________________

Title:______________________________        Title:______________________________

Date:_______________________________        Date:_______________________________

                                    EXHIBIT B
                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name _________________________________________________________

Account Number _________________________________________________________________

Product Name___________________________________________Version__________________
(Product Name will appear as the Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

Quantity   Media Type & Size            Label Description of Each Separate Item

________   Disk 3.5" or ____

________   DAT tape ____mm

________   CD-ROM

________   Data cartridge tape ____

________   TK 70 or ____ tape

________   Magnetic tape ____

________   Documentation

________   Other ______________________

PRODUCT DESCRIPTION:

Environment_____________________________________________________________________

DEPOSIT MATERIAL INFORMATION:

Is the media encrypted? Yes / No If yes, please include any passwords and the decryption tools.

Encryption tool name____________________________________ Version________________

Hardware required_______________________________________________________________

Software required_______________________________________________________________

Other required information______________________________________________________

I certify for DEPOSITOR that the above DSI has inspected and accepted the above described Deposit Materials have been materials (any exceptions are noted
transmitted to DSI:                    above):

Signature__________________________    Signature_____________________________

Print Name_________________________    Print Name____________________________

Date_______________________________    Date Accepted_________________________

                                       Exhibit B#____________________________

Send materials to: DSI, 9265 Sky Park Ct., Suite 202, San Diego, CA 92123
(858) 499-1600

                                    EXHIBIT C

                               DESIGNATED CONTACT

                      Account Number ______________________

Notices, deposit material returns
and communications to Depositor            Invoices to Depositor should be
should be addressed to:                    Addressed to:

Company Name:______________________        _____________________________________
Address:___________________________        _____________________________________
        ___________________________        _____________________________________
        ___________________________        _____________________________________
Designated Contact:________________        Contact:_____________________________
Telephone:_________________________        _____________________________________
Facsimile:_________________________        P.O.#, IF REQUIRED:__________________

With a copy to:

         Hartman & Craven LLP
         460 Park Avenue
         New York, NY 10022
         Attn: Edward I. Tishelman
               Joel I. Frank

Notices and communications to
Preferred Beneficiary should be            Invoices to Preferred Beneficiary
addressed to:                              Should be addressed to:

Company Name:_______________________       _____________________________________
Address:____________________________       _____________________________________
        ____________________________       _____________________________________
        ____________________________       _____________________________________

Designated Contact:_________________       Contact:_____________________________
Telephone:__________________________       _____________________________________
Facsimile:__________________________       P.O.#, IF REQUIRED:__________________

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.

Contracts, Deposit Materials and notices   Invoice inquiries and fee remittances
to DSI should be addressed to:             To DSI should be addressed to:

DSI Technology Escrow Services, Inc.        DSI Technology Escrow Services, Inc.
Contract Administration                     Accounts Receivable
9265 Sky Park Court, Suite 202              PO Box 45156
San Diego, CA 92123                         San Francisco, CA 94145-0156

Telephone:  (858) 499-1600                  (858) 499-1636
Facsimile:    (858) 694-1919                (858) 499-1637

Date:_________________________________